UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2008

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma Street, Broken Arrow, Oklahoma		74012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure.

A copy of slides to be used by XETA Technologies, Inc. (the “Company”) in its investor presentation to be made at the Sixth Annual SOUTHWESTERN SHOWCASE Investor Conference on Wednesday, November 19, 2008, is attached to this Current Report on Form 8-K as Exhibit 99.1.  The presentation was previously announced by news release dated November 5, 2008.

The Company’s presentation, which is scheduled to begin at 10:45 a.m. CST (11:45 a.m. EST), will be webcast live and may be accessed at http://www.wsw.com/webcast/beacon/xeta/ or under the investor relations section of XETA’s website, www.xeta.com.  An archive of the webcast presentation will be available on the investor relations section of the Company’s website for 90 days following the live presentation.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits

99.1—Slides for XETA Technologies, Inc. presentation at Southwestern Showcase Investor Conference to be held November 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: November 18, 2008	By	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer